EXHIBIT 10.37

                              CONSULTING AGREEMENT

     This Agreement is made and entered into by and between SmartServ Online, Inc., a Delaware corporation having a principal place of business at One Station Place, Stamford, Connecticut (the "Company"), and Robert Pons (the "Consultant") as of the 4th day of August, 2003 (the "Effective Date").

     WHEREAS, the Company wishes to engage the Consultant to consult with respect to certain aspects of its business;

     WHEREAS, the Consultant is willing to make available to the Company the consulting services provided for in this Agreement as set forth below;

     For and in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions contained in this Agreement, the parties agree as follows:

     1. Term. Subject to earlier termination, as hereinafter provided, the term of this Agreement shall be for a period four months(the "Initial Term") , commencing on the Effective Date, which term may only be extended or renewed by written agreement duly authorized by the Compensation Committee of the Board of Directors of the Company (the "Comp Committee"). The Initial Term of this
Agreement and any extension or renewal terms are collectively referred to hereafter as "the term hereof' or "the term of this Agreement."

     2. Relationship of the Parties.

          a. It is expressly understood and agreed by the parties that the Consultant is an independent contractor in the performance of each and every part of this Agreement and that nothing contained in this Agreement is intended, or shall be construed, to constitute the Consultant as the employee, agent, partner or joint venture of the Company or as constituting the exercise by the Company of control or direction over the manner or method by which the Consultant performs the services which are the subject of this Agreement.

          b. The Consultant shall have no right, power or authority in any way to bind the Company to the fulfilment of any condition, contract or obligation or to create any liability binding on the Company. The Company is not responsible for any expenses or liabilities incurred by the Consultant, other than business expenses expressly authorized in writing by an executive officer of the Company.

     3. Consultant's Services.

          a. During the term of this Agreement, the Consultant shall provide the following services:

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     (i)  Consult  with  the  Company's   management   and  Board  of  Directors
          concerning all business activities of the company, including but not limited to, business and financing opportunities, strategic and financial due diligence, personnel requirements and general business issues.

     (ii) Strategic planning (including market analysis, competition analysis, and identification of strategic business opportunities);

     (iii) Market research on proposed new business opportunities;

          b. In addition, the Consultant shall provide such other advice and consulting services as the Company may from time to time request, upon reasonable notice to the Consultant, oral or in writing. Services shall be provided during normal business hours, unless otherwise mutually agreed. The Consultant shall devote such business time as is necessary to fully perform hereunder.

     4. Compensation.

          a. During the term hereof, as full compensation for all services performed by Consultant for the Company, Consultant hereby agrees to accept upon execution of this Agreement, (i) a Common Stock Purchase Warrant (the "Warrant") for the purchase, in the aggregate, of up to 250,000 shares of the Common Stock of the Company at an exercise price of thirty four cents ($.34) per share. The Warrant will become exercisable upon the expiration of the Initial Term. The Warrant shall not be transferable except with the consent of the Company and shall expire on the fifth anniversary of the date of issuance, and (ii) a cash fee of fifteen thousand dollars ($15,000) per month for each month of the Initial Term (of which four thousand dollars ($4,000) per month shall be deferred and accrued as a liability of the Company). Such accrued amounts shall be paid immediately upon the closing by the Company of a financing that results in proceeds to the Company of no less than $2,500,000. Notwithstanding the preceding sentence, in the event the Company terminates this Agreement or does not extend the Agreement at the end of the Initial Term, all amounts due Consultant (including unreimbursed expenses) shall become immediately due and payable, and (iii) a transaction fee equal to 1% of the (a) cash and securities received by the Company from any equity transaction completed by the Company during the Initial Term (or any subsequent terms), and (b) sales revenue received and recognized by the Company resulting from the assistance of Consultant (such sales revenue to be deemed "received" only upon recognition as "revenue" pursuant to the Company's revenue recognition procedures and consistent with GAAP). The cash fee referred to in (ii) above shall be earned and paid on a monthly basis, beginning on the Effective Date and continuing until the termination of this Agreement

          b. Consultant shall pay all applicable taxes that are assessed against him as a result of his receipt of compensation under this Agreement, and the Company shall not withhold any such taxes from the compensation paid to Consultant. Consultant agrees to indemnify and hold harmless the Company, together with its officers and directors, with respect to any such taxes or other assessments that may be due and payable as a result of the payment or receipt of compensation hereunder.

     5. No Eligibility for Employee Benefits. The Consultant understands that he is an independent contractor and, as such, neither he nor any dependent or other individual claiming through him will be eligible to participate in, or receive: benefits under, any of the employee benefit plans, programs and arrangements maintained by the Company (collectively, the "Plans").


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The Consultant  hereby waives  irrevocably any and all rights to participate in, or receive benefits under, any of the Plans. The Consultant agrees that he will never make a claim under any of the Plans and agrees to indemnify and hold harmless the Company, its officers, directors, shareholders, employees and agents, and all others connected with it, and all administrators and fiduciaries of the Plans, and all others connected with any of them, from any and all liabilities, losses, damage, costs and expenses of whatever nature in any way arising out of or connected with any such claim by him or by any dependent or other individual claiming through him.

     6. Compliance with Laws and Company Polices Trading Restrictions. The Consultant will comply with this Agreement and all applicable laws, rules and regulations. Some of the information to be disclosed by the Company to the Consultant under this Agreement is material inside information. Material inside information will only be disclosed to Consultant on a need to know basis and for a specific purpose, and Consultant shall use such information only for such specific purpose. The Consultant agrees to comply with all applicable securities laws and agrees not to use material inside information or trade in the Company's securities except as permitted by the securities laws. The Consultant further agrees that it will not take any action in connection with the performance of its services herein that is illegal or in violation of applicable laws, rules and regulations. The Consultant agrees to indemnify and save the Company harmless from any and all liability suffered by the Company as a consequence of the Consultant's failure to comply with these obligations.

     7. Confidential Information, Non-Competition and Conflicts of Interest. The Consultant agrees that some restrictions on his activities during and after the term of this Agreement are necessary to protect the Confidential Information, good will and other legitimate interests of the Company, as follows:

          a. During the term hereof, the Consultant shall not, directly or indirectly, compete with the Company, whether as a contractor, consultant, agent, partner, principal, investor, employee or otherwise. Specifically, but without limiting the generality of the foregoing, the Consultant agrees that he shall not, directly or indirectly solicit or encourage any customer of the Company to terminate or diminish its relationship with the Company or to conduct with himself or with any other person, organization or other entity any business or activity which such customer conducts or could conduct with the Company. Consultant further agrees that, during the term hereof, he shall not, directly or indirectly, hire or attempt to hire any employee of the Company, assist in such hiring by any other person or entity, or encourage any such employee to terminate his or her relationship with the Company.

          b. The Consultant acknowledges that, during the course of his performance under this Agreement, the Consultant may develop Confidential Information for the Company and may learn of Confidential Information developed or owned by the Company or entrusted to it by others. The Consultant agrees that he will not, during the term of this Agreement or at any time thereafter, use or disclose any Confidential Information unless permitted to do so in writing by the Company (other than to advisors to the Consultant who agree not to disclose such confidential information, or to those parties who have executed a Non-Disclosure Agreement with the Company) For purposes of this Agreement, "Confidential Information" means any and all information of the Company that is not generally available to the public. Confidential Information includes but is not limited to (i) the Company's development, research and marketing activities,
(ii) the Company's products and services, (iii) the Company's costs, sources of supply and strategic plans, (iv) the identity and special needs of the Company's customers and (v) the people and organizations with whom the Company has business relationships and those relationships.

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Confidential  Information also includes such information the Company may receive or has received belonging to customers or others who do business with it.

     8. No Conflicting Agreements. The Consultant hereby represents and warrants that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which the Consultant is a party or is bound and that the Consultant is not now subject to any covenants against competition or similar covenants that would affect the performance of his obligations hereunder. The Consultant will not disclose to or use on behalf of the Company any proprietary information of any third party without such party's consent. The Company acknowledges and agrees that the Consultant provides consulting services to other companies and that such consulting activities will continue during the term of this Agreement.

     9. Indemnification.

          a. The Company shall indemnify the Consultant from and against any and all expenses (including attorneys' fees), judgments, fines, claims, causes of action, liabilities and other amounts paid (whether in settlement or otherwise actually and reasonably incurred) by the Consultant arising out of the consulting services contemplated by this agreement in connection with such action, suit or proceeding if (i) the Consultant was made a party to any action, suit or proceeding by reason of the fact that the Consultant rendered advice or services pursuant to this Agreement, and (ii) the Consultant acted in good faith and in a manner reasonably believed by the Consultant to be in or not opposed to the interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a please of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Consultant did not act in good faith and in a manner reasonably believed by the Consultant to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, the Company shall not indemnify the Consultant with respect to any claim, issue or matter as to which the Consultant shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of his duties pursuant to this Agreement unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, the Consultant is fairly and reasonably entitled to indemnity for such expenses and which such court shall deem proper.

          b.  The  Consultant   shall  indemnify  and  hold  the  Company,   its
subsidiaries and other affiliates, and all of their respective directors, officers, employees, agents, successors and assigns, harmless from any and all injuries, losses, claims and damages to any person or property, and all costs and expenses, including without limitation attorneys' fees, and any other liabilities incurred by any of the foregoing as a result of any action or omission of the Consultant or any employee or agent of the Consultant that did not met the standard of conduct in paragraph a of this Section 9.

     10. Termination. Notwithstanding the provisions of Section 1 hereof, this Agreement shall terminate under the following circumstances:

          a. Death or Permanent Disability. In the event of the Consultant's death or permanent disability during the term hereof, this Agreement shall immediately and automatically terminate.

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          b. Either Party may terminate  this  Agreement  upon thirty (30) days'
prior written notice to the other Party.

          c. Effect of Termination. Upon termination of this Agreement in accordance with this Section 10 the Company shall have no further obligations to the Consultant, other than for compensation earned prior to termination (all of which shall be immediately due and payable) and for indemnification obligations under Section 9 for acts of omissions occurring prior to the date of termination.

     11. Enforceability. If any portion or provision of this Agreement shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     12. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

     13. Notices. All notices provided by this Agreement shall be in writing and shall be given by facsimile transmission, overnight courier, by registered mail or by personal delivery, by one party to the other, addressed to such other party at the applicable address set forth below, or to such other addresses as may be given for such purpose by such other party by notice duly given hereunder. Notice shall be deemed properly given on the date of delivery.

     To Consultant:

           Robert Pons
           439 Williamson Rd., Gladwyne, PA 19035
           Email: pons@comcast.net

      To the Company:
           SmartServ Online, Inc.
           Metro Center, One Station Place
           Stamford, CT 06902
           ATTENTION: Chairman

     14. Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby, and may not be amended, modified, or altered except by an instrument in writing signed by the party against whom such amendment, modification, or alteration is sought to be enforced.

     15. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

     16. Binding Effect; Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective permitted heirs, executors, administrators, successors and assigns. Neither the Company nor the Consultant may make any assignment of this Agreement or


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any interest  herein,  without the prior  consent of the other party,  provided, however, that the Company may assign its rights and obligations under this Agreement without the consent of the Consultant in the event that the Company shall hereafter effect a reorganization, consolidate with, or merge into any other person, corporation or other entity or transfer all or substantially all of its properties or assets to any other person or entity.

     17. Construction. The captions and headings contained herein are inserted only for convenient reference, are not a part hereof and the same shall not limit or construe the provisions to which they apply. References in this Agreement to "paragraphs" are to the paragraphs in this Agreement, unless otherwise noted.

     18. Expenses. Each party shall pay and be responsible for the costs and expenses, including, without limitation, attorneys' fees, incurred by such party in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

     19. No Rights to Others. Nothing herein contained or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties hereto.

     20. Counterpart. This agreement may be executed simultaneously in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same agreement, binding upon both parties hereto, notwithstanding that both parties are not signatories to the original or the same counterpart.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                SMARTSERV ONLINE, INC.

                                By: /s/ Richard Kerschner
                                   ---------------------------------------------
                                Richard Kerschner, SVP and General Counsel


                                /s/ Robert Ponst
                                ------------------------------------------------
                                Robert Pons, Consultant